UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 27, 2009

ALLIED HEALTHCARE PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19266	25-1370721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1720 Sublette Avenue, St. Louis, Missouri (Address of principal executive offices)	63110 (Zip Code)

Registrant’s telephone number, including area code
(314) 771-2400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Adoption of 2009 Incentive Stock Plan by the Board of Directors (subject to stockholder approval)

On August 27, 2009 the board of directors (the “Board”) of Allied Healthcare Products, Inc. (the “Company”) approved a 2009 Incentive Stock Plan (the “2009 ISP”) subject to approval by the stockholders of the Company at the 2009 annual meeting of the Company’s stockholders.  The 2009 ISP is intended to replace the Company’s 1999 Incentive Stock Plan, under which no awards could be granted after June 30, 2009.  If the Company’s stockholders do not approve the 2009 ISP at such meeting, the 2009 ISP, and any incentives granted thereunder, will be null, void and of no legal force or effect.

The purpose of the 2009 ISP is to (i) stimulate employees’ efforts on the Company’s behalf, (ii) maintain and strengthen employees’ desire to remain with the Company, (iii) encourage employees to have a greater personal financial investment in the Company through ownership of the Company’s common stock, and (iv) aid the Company in recruiting and retaining qualified executive employees.  The 2009 ISP provides for the issuance of up to an aggregate of six hundred thousand (600,000) shares of the Company’s common stock (subject to adjustment in the event of stock splits, stock dividends, merger, consolidation or other similar events) as non-qualified stock options, incentive stock options, restricted stock, restricted stock units, stock appreciation rights and other stock-based awards.  No award may be made under the 2009 ISP after August 27, 2019, but awards granted prior theretofore may extend beyond that date.  Each award granted under the 2009 ISP is not transferable other than by will or the laws of descent and distribution, and with respect to stock options, shall be exercisable, during the grantee’s lifetime, only by the grantee or the grantee’s guardian or legal representative.

As provided in the 2009 ISP, all power to administer the 2009 ISP and grant awards thereunder was delegated to the Compensation Committee of the Board of the Company (the “Committee”).  Subject to any applicable limitations contained in the 2009 ISP, the Committee shall select recipients of awards under the 2009 ISP and determine, among other things: (i) the number of shares of common stock covered by the options, (ii) the date upon which such options shall vest and become exercisable, (iii) the exercise price of options (which shall be determined by the Committee in a manner that shall not subject the Company, grantee or the compensation at issue to any tax, interest or penalties under Section 409A of the United States Internal Revenue Code of 1986, as amended from time to time and any Department of Treasury rules and regulations issued thereunder), (iv) the duration of options and (v) the number of shares of common stock subject to any stock appreciation rights, restricted stock award, restricted stock unit award or other stock-based award.  Such terms and any other conditions or restrictions of any award granted under the 2009 ISP shall be expressly set forth in the applicable grant document between the Company and the recipient thereof.

The Committee may discontinue the 2009 ISP at any time and may from time to time amend or revise the terms of the 2009 ISP subject to applicable statutes and the requirements of the Nasdaq Stock Market, except that the Committee may not revoke or alter, in a manner unfavorable to the grantees of any awards thereunder, any awards then outstanding.  In addition, the Committee may not amend the 2009 ISP without stockholder approval if the effect of such amendment or absence of such stockholder approval would cause the 2009 ISP to fail to comply with Rule 16b-3 under the Exchange Act, any other requirement of applicable law or regulation or requirement of the Nasdaq Stock Market.

A copy of the 2009 ISP is filed as Exhibit 99.1 to this Form 8-K, which is incorporated herein by this reference, and the summary set forth herein is qualified in its entirety by reference to the 2009 ISP.

(b)	Grant of Option to Earl Refsland (subject to stockholder approval)

On August 27, 2009, the Committee approved a Nonqualified Stock Option Agreement pursuant to the 2009 ISP (the “Grant Agreement”) by and between the Company and Earl Refsland, the Company’s President and Chief Executive Officer (“Refsland”).  The Grant Agreement remains subject to approval of the 2009 ISP by the stockholders of the Company at the 2009 annual meeting of the Company’s stockholders.  In the event that the Company’s stockholders do not approve the 2009 ISP at such meeting, then the Grant Agreement shall automatically and immediately become null and void and Refsland will not be entitled to receive any shares pursuant to the Grant Agreement.

Subject to stockholder approval as described above, the Grant Agreement awards Refsland the option to purchase under the 2009 ISP for an aggregate of up to three hundred twenty thousand (320,000) shares of the Company’s common stock.  The option is fully-vested, subject to shareholder approval as described above, and shall expire on August 27, 2015 (to the extent not exercised) unless otherwise earlier terminated pursuant to the terms of the Grant Agreement or the 2009 ISP.  In the event that Refsland elects to exercise less than all of the stock option granted pursuant to the Grant Agreement in accordance with the terms and conditions set forth therein, any remaining portion of such stock option shall remain vested and exercisable until August 27, 2015, subject to the terms and conditions of the Grant Agreement and the 2009 ISP.

The exercise price of the option is $4.25 per share of the Company’s common stock, which is equal to the closing price of the Company’s common stock on the Nasdaq stock market on the date immediately prior to the grant date.

A copy of the Grant Agreement is filed as Exhibit 99.2 to this Form 8-K, which is incorporated herein by this reference, and the summary set forth herein is qualified in its entirety by reference to the Grant Agreement.

Item 9.01 Financial Statements and Exhibits.

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Exhibits.

Exhibit
Number	Description

99.1	Allied Healthcare Products, Inc. 2009 Incentive Stock Plan.

99.2	Nonqualified Stock Option Agreement by and between Allied Healthcare Products, Inc. and Earl Refsland.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIED HEALTHCARE PRODUCTS, INC.

Date: September 2, 2009	By:	/s/ Daniel C. Dunn
Daniel C. Dunn
Chief Financial Officer